UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Effective February 27, 2014, Mattress Holding Corp., a Delaware corporation and indirect subsidiary of Mattress Firm Holding Corp., a Delaware corporation, entered into a First Amendment dated February 27, 2014, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto the lenders party thereto, UBS AG, Stamford Branch, as administrative agent and issuing bank and UBS Loan Finance LLC, as swingline lender (the “Amendment”).  The Amendment (a) amends and restates that certain Credit Agreement dated as of January 18, 2007, as amended and restated as of November 5, 2012 (as so amended and restated, the “Credit Agreement”) and (b) provides for certain fees to be paid to lenders under the Credit Agreement in connection with such lenders’ agreement to consent to the amendment of the Credit Agreement and extension of loans thereunder.

The Amendment, among other things, (a) extends the maturity date of the revolving loan by one year to January 2016, (b) increases the incremental term loan commitment amount by $150 million to $200 million, (c) increases the maximum amount the borrower and its subsidiary guarantors may spend in respect of acquisitions, on a per acquisition basis, from $50 million to $75 million, and (d) increases the maximum amount the borrower and its subsidiary guarantors may spend in respect of acquisitions, on an aggregate basis, from $200 million to $350 million.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.  The foregoing description is qualified by reference in its entirety to such exhibit.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        First Amendment dated February 27, 2014, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto the lenders party thereto, UBS AG, Stamford Branch, as administrative agent and issuing bank and UBS Loan Finance LLC, as swingline lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: March 5, 2014	By:	/s/ Jim R. Black
Jim R. Black
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1

First Amendment dated February 27, 2014, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto, the lenders party thereto, UBS AG, Stamford Branch, as administrative agent and issuing bank and UBS Loan Finance LLC, as swingline lender.